                                                                    EXHIBIT 32.1



            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of Movado Group, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Efraim Grinberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (i) The Report fully complies with the requirements of section 13 (a) or 15
(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  June 9, 2004                    /s/ Efraim Grinberg
                                       ------------------------------------
                                       Efraim Grinberg
                                       President and
                                       Chief Executive Officer






This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.